US MARKET rotation strategy etf NYSE Arca Ticker: HUSE ecological strategy etf NYSE Arca Ticker: HECO (each, a “Fund” and, together, the “Funds”)

May 8, 2018

The information in this Supplement amends certain information contained in the currently effective Prospectus for the Funds, dated September 1, 2017.

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The following disclosure is added to the end of the section of the Funds’ Prospectus entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS – PRINCIPAL INVESTMENT STRATEGIES”:

Temporary Defensive Positions

From time to time, the Funds may take temporary defensive positions, which are inconsistent with the Funds’ principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Funds may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Funds may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with their respective policies.

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You should read this Supplement in conjunction with the Funds’ current Prospectus, Summary Prospectus and Statement of Additional Information which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-4SS-ETFS (855-477-3837) or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.